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                                                                    Exhibit 10.2


                         DANIELSON HOLDING CORPORATION
                            2 North Riverside Plaza
                                   Suite 600
                               Chicago, IL 60606



                                December 1, 2003



Equity Group Investments, L.L.C.
2 North Riverside Plaza, Suite 600
Chicago, IL 60606

Ladies and Gentlemen:

Pursuant to the action and request of the Special Committee of Disinterested Directors of the Board of Directors of Danielson Holding Corporation (the "Company"), in connection with the Company's negotiation of an agreement to acquire certain businesses of Covanta Energy Corporation, this letter confirms your agreement to terminate, effective immediately, that certain letter agreement dated April 19, 1999 between you and the Company relating to the provision of consulting and advisory services to the Company, other than your rights to indemnification under paragraph 4 of that letter agreement, which rights shall continue.

                                      Danielson Holding Corporation

                                      /s/ Philip G. Tinkler
                                      -------------------------------
                                      By:     Philip G. Tinkler
                                              Chief Financial Officer

ACKNOWLEDGED AND AGREED
as of this 1st day of December, 2003

Equity Group Investments, L.L.C.


By: /s/ Donald Liebentritt
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Its: President
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